SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): November 27, 2019

NEMAURA MEDICAL, INC.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

001-38355	46-5027260
(Commission File Number)	(IRS Employer Identification No.)

Advanced Technology Innovation Centre, Loughborough University Science and Enterprise Parks, 5 Oakwood Drive, Loughborough, Leicestershire LE11 3QF United Kingdom	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	00 44 1509 222912
N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NMRD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 27, 2019, the Board of Directors (the “Board”) of Nemaura Medical, Inc., a Nevada corporation (the “Company”) approved (i) a reverse stock split of the Company’s issued and outstanding common stock, par value $0.001 per share on a one (1) for ten (10) basis (the “Reverse Stock Split”) and (ii) a decrease of the Company’s authorized number of shares of common stock on the same basis from 420,000,000 shares of common stock to 42,000,000 shares of common stock (the “Decrease in Authorized Securities” and the Reverse Stock Split and Decrease in Authorized Securities is referred to together herein as the “Corporate Actions”).

The Company filed a Certificate of Change (the “Certificate”) pursuant to Section 78.209 of the Nevada Revised Statutes with the Secretary of State of the State of Nevada on November 27, 2019, to effectuate the Corporate Actions.

The Corporate Actions are expected to be effective with the NASDAQ Capital Market (“NASDAQ”) at the open of business on December 5, 2019. The Corporate Actions will be effective with the State of Nevada on December 4, 2019. The par value and other terms of Company’s common stock were not affected by the Corporate Actions. The Company’s post-Corporate Actions common stock new CUSIP number will be 640442 208.

A copy of the Certificate is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

The Company issued a press release (the “Press Release”) on December 4, 2019 regarding the Corporate Actions. The information included in the Press Release shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Change of the registrant.
99.1	Press Release of the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 4, 2019	Nemaura Medical, Inc.

	By:	/s/ Dewan F. H. Chowdhury
	Name: Title:	Dewan F. H. Chowdhury Chief Executive Officer